Exhibit 10.1

AMENDMENT TO

INTERNET ACCELERATOR ASSIGNMENT AGREEMENT

IA GLOBAL, INC

IA GLOBAL ACQUISITION CO

QUIKCAT AUSTRALIA PTY LTD

AMENDMENT TO INTERNET ASSIGNMENT AGREEMENT (THIS “AMENDMENT”)

DATED SEPTEMBER 30, 2005

PARTIES

1.	IA GLOBAL ACQUISITION CO a corporation organized under the laws of the State of Delaware of 28001 Chagrin Blvd., Suite 305, Beachwood, OH 44122 United States of America (IGA)

2.	IA GLOBAL INC a corporation organized under the laws of the State of Delaware of 550 N. Reo Street, Suite 300, Tampa, FL 33609 United States of America (IAO)

3.	QUIKCAT AUSTRALIA PTY LTD (ABN 82 106 946 043) of 3/56 Mount Street, Perth, Western Australia 6005 Australia (QCA)

WHEREAS the Parties entered into the Internet Accelerator Assignment Agreement, dated September 15, 2004 (the “Internet Assignment Agreement”), the Internet Accelerator Assignment Agreement Deed of Variation, dated February 9, 2005 (“Deed of Variation”) and the Option Exercise, Transition and Consolidation Agreement, dated May 28, 2005 (“Option Agreement”); and

WHEREAS the Parties desire to amend the Internet Assignment Agreement to allow QCA the right to enforce, by litigation or otherwise, its Intellectual Property Rights in the INET Property in the Field of Use.

NOW THEREFORE in consideration of the mutual covenants and promises herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties each intending to be legally bound, agree to the following:

1.            Capitalized terms used herein and not otherwise defined have the meanings given to them in the Internet Assignment Agreement.

2.	The Internet Assignment Agreement is hereby amended as follows:

(a)	Section 2.8 shall be added as follows:

“Section 2.8	Enforcement and Defense of INET Property

(a) QCA shall have the primary obligation to protect the Intellectual Property Rights in the INET Property in the Field of Use (“Patent Rights”) from infringement and to prosecute infringers when, in its sole judgment, such action may be reasonably necessary, proper and justified.

(b) QCA shall notify IGA of evidence of infringement of Patent Rights within the Field of Use by a third party. At any time thereafter, QCA may, with or without IGA’s consent (express or otherwise) and at QCA’s sole discretion and election, take steps to enforce the Patent Rights, including exercising in such manner as QCA determines and at QCA’s expense, the right to initiate, prosecute, conduct and settle any action against the infringer within the Field of Use, either in QCA’s name or (if so required by law or rules of court) in IGA’s name, (“Infringement Action”). If QCA files an Infringement Action, QCA shall have sole control of the action and shall be entitled to retain any damages awarded or benefits received in connection with the Infringement Action. IGA agrees it shall cooperate with QCA in the Infringement Action, at QCA’s expense.

If IGA determines that the infringement may extend beyond the Field of Use, it may determine, in its sole discretion to either (i) with the permission of QCA, or if required by law, jointly take action with QCA against such infringer, or (ii) independently, either (a) take action to cause the infringement outside the Field of Use to terminate, including but not limited to sending a cease and desist letter, or (b) initiate a legal action against the infringer for its infringement outside the Field of Use. If, by agreement of QCA and IGA, or if required by law, IGA does join with QCA to extend the scope of the Infringement Action beyond the Field of Use, QCA and IGA must come to agreement regarding the allocation of costs of, authority over, responsibilities for and awards from initiating and maintaining the Infringement Action to include the non-Field of Use claims.

If IGA does proceed independently on the non-Field of Use infringement claims, IGA will have sole control of the action and shall be entitled to retain any damages awarded or benefits receive in connection with that action.”

(b)          Section 7.10 shall be struck in its entirety from the Internet Assignment Agreement and the following substituted therefor:

“Section 7.10	Assignment, Novation and Other Dealings

The respective rights and obligations of the parties under this agreement shall be binding upon the parties hereto and their heirs, executors, administrators, successors, and assigns, including, any other corporation or entity with which the party may be merged or otherwise combined.”

3.            Except as expressly amended herein, there are no other amendments, implied or otherwise, to the Internet Assignment Agreement or any other agreement between the parties.

4.            Nothing in this Amendment affects the continuing operation of provisions of the Internet Assignment Agreement, the Deed of Variation or the Option Agreement, except to the extent expressly stated otherwise in this Amendment.

5.            This Amendment may be executed in any number of counterparts, which taken together shall constitute one and the same document.

EXECUTED AS A DEED

IN WITNESS WHEREOF each of the parties hereto executes this Amendment as of September 30, 2005.

SIGNED AND DELIVERED by

IA GLOBAL INC by:

/s/ MARK SCOTT

Signature of Director and Authorised

Signatory MARK SCOTT

September 30, 2005

Date

SIGNED AND DELIVERED by

IA GLOBAL ACQUISITION CO by:

/s/ OLU LAFE

Signature of Director and Authorised

Signatory OLU LAFE

September 30, 2005

Date

SIGNED AND DELIVERED by

QUIKCAT AUSTRALIA PTY LTD by:

/s/ MARK JENKINS

Signature of Director and Authorised

Signatory MARK JENKINS

September 30, 2005

Date